                                                                  EXHIBIT 10.20C

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE, OFFER, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE OR FOREIGN SECURITIES LAW.

                             LEVEL 8 SYSTEMS, INC.

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK
                  ------------------------------------------

LEVEL 8 SYSTEMS, INC., a Delaware Corporation (the "Company"), hereby grants to Tarshish Hahzakot VeHashkaot Hapoalim LTD (the "Holder"), the right to purchase from the Company the number of shares of Common Stock of the Company, par value $0.001 (the "Common Shares") specified below, subject to the terms and conditions set forth below, effective as of December 28, 2000 (the "Effective Date").

1.   Number of Common Shares Available for Purchase and Exercise Price
     -----------------------------------------------------------------

     This Warrant may be exercised to purchase that number of the Company's Common Shares having an aggregate exercise price in an amount equivalent to seven hundred and fifty thousand United States dollars (US$750,000), at an exercise price per each Common Share which shall be equal to the mean of the closing or last sale prices of the Common Shares over the period beginning on the first U.S. business day following the Effective Date and ending on the fourteenth (14/th/) U.S. business day following the Effective Date, as quoted on NASDAQ/NMS, subject to adjustments under Section 8 of this Warrant (the "Warrant Shares").

2.   Intentionally Omitted.
     ---------------------

3.   Term
     ----

     This Warrant may be exercised, in whole, or in part, during the period beginning one day after the fourteenth (14/th/) U.S. business day following the Effective Date and ending on the date which is four (4) years following the Effective Date.

4.   Exercise of Warrant
     -------------------

     This Warrant may be exercised in whole or in part on one or more occasions during its term. The Warrant may be exercised by the surrender of the Warrant to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder.

     a.   Exercise for Cash
          -----------------

          To exercise for cash, the Notice of Exercise must be accompanied by payment in full of the amount of the aggregate purchase price of the Warrant Shares being purchased upon such exercise in immediately available funds.

     b.   Net Exercise
          ------------

          In lieu of the payment method set forth in Section 4(a) above, the Holder may elect to exchange the Warrant for a number of Warrant Shares equal to the increase in value of the Warrant Shares otherwise purchasable hereunder on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 4(b), the Holder shall tender to the Company the Warrant along with the Notice of Exercise, and the Company shall issue to the Holder the number of Warrant Shares computed using the following formula:

          X = Y (A-B)
              -------
                 A

          Where X = the number of Warrant Shares to be issued to the Holder.

          Y = the number of shares of Warrant Shares purchasable under the Warrant (as adjusted to the date of such calculation, but excluding those shares already issued under this Warrant).

          A = the Fair Market Value (as defined below) of one share of the Company's Common Shares.

          B = Exercise Price (as adjusted to the date of such calculation).

          "Fair Market Value" of an Common Share shall mean:

          (i) If the Company's Common Shares are listed on a national securities exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation/National Market System (NASDAQ/NMS), then the closing or last sale price, respectively, reported for the exercise date.

          (ii) If the Company's Common Shares are not listed on a national securities exchange or quoted on NASDAQ/NMS, but are traded in the over-the-counter market, then the mean of the closing bid and asked prices as reported for the exercise date.

          (iii) If the Company's Common Shares are not publicly traded, then as determined by the Company's Board of Directors in good faith.

          In the event of a net exercise, the entire Warrant must be surrendered, and no new Warrant shall be issued.

     c.   Issuance of Shares on Exercise
          ------------------------------

          The Company agrees that the Warrant Shares so purchased shall be issued as soon as practicable thereafter, and that the Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered, together with payment in full as required above. In the event of a partial exercise, the Company shall concurrently issue to the Holder a replacement Warrant on the same terms and conditions as this Warrant, but representing the number of Warrant Shares remaining after such partial exercise

5.   Fractional Interest
     -------------------

     No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the current market price of such shares then in effect as determined in good faith by the Company's Board of Directors.

6.   Warrant Confers No Rights of Shareholder
     ----------------------------------------

     The Holder shall not have any rights as a shareholder of the Company with regard to the Warrant Shares prior to actual exercise resulting in the purchase of any Warrant Shares

7.   Investment Representation
     -------------------------

     Neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act, or any other securities laws. The Holder acknowledges by acceptance of the Warrant that
     (a) it has acquired this Warrant for investment and not with a view to distribution; (b) it has either a pre-existing personal or business relationship with the Company, or its executive officers, or by reason of its business or financial experience, it has the capacity to protect its own interests in connection with the transaction; and (c) it is an accredited investor as that term is defined in Regulation D promulgated under the Securities Act. The Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will be acquired for investment and not with a view to distribution and such Warrant Shares will not be registered under the Securities Act and applicable state securities laws and that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws, or based on an opinion of counsel reasonably satisfactory to the Company, an exemption from such registration and qualification is available. The Holder, by acceptance hereof, consents to the placement of legend(s) on all securities hereunder as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

8.   Adjustment of Warrant Price and Number of Shares
     ------------------------------------------------

     The number of securities purchasable initially upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     a.   Adjustment for Shares Splits and Combinations If the Company at any
          ---------------------------------------------
          time or from time to time effects a subdivision of the outstanding Common Shares, the number of Common Shares issuable upon exercise of this Warrant immediately before the subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time combines the outstanding Common Shares, the number of Common Shares issuable upon exercise of this Warrant immediately before the combination shall be proportionately decreased. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     b.   Adjustment for Certain Dividends and Distributions In the event the
          --------------------------------------------------
          Company at any time, or from time to time makes, or fixes a record date for the determination of holders of Common Shares entitled to receive a dividend or other distribution payable in additional shares of Common Shares, then and in each such event the number of Common Shares issuable upon exercise of this Warrant shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Common Shares issuable upon exercise of this Warrant by a fraction: (i) the numerator of which shall be the total number of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Common Shares issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such
                -----------------
          dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the number of Common Shares issuable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Common Shares issuable upon exercise of this Warrant shall be adjusted pursuant to this Section 8(b) as of the time of actual payment of such dividends or distributions.

     c.   Adjustments for Other Dividends and Distributions. In the event the
          -------------------------------------------------
          Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Shares entitled to receive a dividend or other distribution payable in securities of the Company other than Common Shares, then in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Common Shares receivable thereupon, the amount of securities of the Company that the Holder would have received had this Warrant been exercised for Common Shares immediately prior to such event (or the record date for such event) and had the Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section and the Company's Certificate of Incorporation or By-laws with respect to the rights of the Holder.

     d.   Adjustment for Reclassification, Exchange and Substitution If the
          ----------------------------------------------------------
          Common Shares issuable upon the exercise of this Warrant are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or shares dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section), then and in any such event the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Common Shares for which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein and under the Company's Certificate of Incorporation or By-laws.

     e.   Reorganization, Mergers, Consolidations or Sales of Assets If at any
          ----------------------------------------------------------
          time from time to time there is a capital reorganization of the Common Shares (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Subsection) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the number of shares or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Shares deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case (except to the extent any cash or property is received in such transaction), appropriate adjustment shall be made in the application of the provisions of this Subsection and the Company's Certificate of Incorporation with respect to the rights of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Subsection and the Company's Certificate of Incorporation (including adjustment of the number of shares of Common Shares issuable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

     f.   Other Transactions. In the event that the Company shall issue shares
          ------------------
          to its shareholders as a result of a split-off, spin-off or the like, then the Company shall only complete such issuance or other action if, as part thereof, allowance is made to protect the economic interest of the Holder either by increasing the number of Warrant Shares or by procuring that the Holder shall be entitled, on economically proportionate terms, to acquire additional shares of the spun-off or split-off entities.

     g.   General Protection. The Company will not, by amendment of its
          ------------------
          Certificate of Incorporation or other charter document or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, or impair the economic interest of the Holder, but will at all times in good faith assist in the carrying out of all the provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to protect the rights and the economic interests of the Holder against impairment.

     h.   Notice of Capital Changes. If at any time the Company shall offer for
          -------------------------
          subscription pro rata to the holders of Common Shares any additional
                       --------
          shares of any class, other rights or any equity security of any kind, or there shall be any capital reorganization or reclassification of the capital shares of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to another company or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, or other transaction described in this Section 8, then, in any one or more of said cases, the Company shall give the Holder written notice, by registered or certified mail, postage prepaid, of the date on which
          (i) a record shall be taken for such subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of record of Common Shares shall participate in such subscription rights, or shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least fourteen (14) days prior to the action in question and not less than fourteen (14) days prior to the record date in respect thereto.

     i.   Adjustment of Warrant Price. Upon each adjustment in the number of
          ---------------------------
          Common Shares purchasable hereunder, the Warrant Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Common Shares purchasable hereunder shall be adjusted.

     j.   Notice of Adjustments. Whenever the Warrant Price or the number of
          ---------------------
          Common Shares purchasable hereunder shall be adjusted pursuant to
          Section 8 hereof, the Company shall prepare a certificate signed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Common Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

9.   Transfer of This Warrant or Securities Issuable on Exercise Hereof
     ------------------------------------------------------------------

     1. With respect to any offer, sale or other disposition of this Warrant or securities into which such Warrant may be exercised, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with, if requested by the Company, a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Such opinion letter and all such transferees must warrant and represent that they are an "accredited" investor as that term is defined under Regulation D of the Securities Act. Promptly, as practicable, upon receiving such written notice and opinion and warranties and representations, if so requested, the Company, as promptly as practicable, shall deliver to the Holder one or more replacement Warrant certificates on the same terms and conditions as this Warrant for delivery to the transferees. Each Warrant thus transferred and each certificate representing the securities thus transferred shall bear legend(s) as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Any provision of this Warrant to the contrary notwithstanding, the Holder may not offer, sell or otherwise dispose of this Warrant to any third party, other than (i) to a wholly owned subsidiary of Bank Hapoalim B.M., or (ii) to any other transferee approved by the Company in writing with such approval not to be unreasonably withheld.

     2. In the event that the Company or its shareholders receive an offer to transfer all or substantially all of the shares in the Company, or to effect a merger or acquisition, or sale of all or substantially all of the assets of the Company, then the Company shall promptly inform the Holder in writing of such offer.

10.  Registration Rights
     -------------------

     The Company covenants and agreed as follows:

     a.   Definitions  For purposes of this Section 10:
          -----------

               "Registrable Shares" means (i) the Warrant Shares, and (ii) any Common Shares of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Warrant Shares; provided, however, that any exercise of this Warrant in connection with an exercise of rights to registration under this
               Section 10 may be made conditional upon the closing of the offering contemplated by such registration.

               "Register", "registered" and "registration" refer to a
                -------     ----------       ------------
               registration effected by filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement, or the equivalent actions under the laws of another jurisdiction.

     b.   Incidental Registration. If the Company at any time proposes to
          -----------------------
          register any of its securities, it shall give notice to the Holder of such intention. Upon the written request of the Holder given within twenty (20) days after receipt of any such notice, the Company shall include in such registration all of the Registrable Shares indicated in such request, so as to permit the disposition of the shares so registered, at the expense of the Company.

     c.   Assignment of Registration Rights. The rights to cause the Company to
          ---------------------------------
          register Registrable Securities pursuant to the Registration Rights may be assigned by a Holder to a transferee or assignee of such securities to the same extent as permitted by Section 9 of this Warrant.

     d.   No Conflicting Agreements. The Company represents and warrants to the
          -------------------------
          Holder that the Company is not a party to any agreement that conflicts in any manner with the Holder's rights to cause the Company to register Registrable Securities pursuant to the Registration Rights. The Company covenants and agrees that it shall not, without the prior written consent of the holders of a majority of the outstanding Registrable Securities, amend, modify or restate the Registration Rights if the Holder would be adversely affected by the amendment in a different manner than other holders of "Registrable Shares" similarly situated.

     e.   Rights and Obligations Survive Exercise and Expiration of Warrant The
          -----------------------------------------------------------------
          rights and obligations of the Company and the Holder set forth in this
          Section 10 and in the Registration Rights shall survive the exercise, conversion and expiration of this Warrant.

     f.   Stand-Off Period. Upon written request by the Company, for a period of
          ----------------
          up to one-hundred-eighty (180) days commencing on the date of a public registration of the Company's Common Shares (the "Stand-off Period") other than a registration in which Warrant Shares are included, Holder shall not sell, pledge or otherwise transfer any Warrant Shares (or any other shares exchanged therefor), if this Warrant has been exercised, to any person or entity. If the Company has requested the Holder to adhere to a Stand-off Period, the Exercise Period of the Warrant shall be extended for a period equal to the term of the Stand-off Period requested by the Company.

11.  Representations and Warranties.
     ------------------------------

     The Company represents and warrants to the Holder as follows:

     a. This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization moratorium .and similar laws of general applicability.

     b. The Warrant Shares are duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and not subject to any preemptive rights.

     c. The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or By-laws, to the Company's knowledge do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and, except for consents that have already been obtained by the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

12.  Loss, Theft, Destruction or Mutilation of Warrant
     -------------------------------------------------

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or Shares certificate, and in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or Shares certificate, if mutilated, the Company will make and deliver a new Warrant or Shares certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or Shares certificate.

13.  Notices
     -------

     Any notice or other communication hereunder shall be in writing and shall be deemed to have been given upon delivery, if personally delivered or three business days after deposit if deposited in the mail for mailing by certified mail, postage prepaid, and addressed as follows:

     If to Holder:           Bank Hapoalim B.M.
                             Electronics Group - Industrial Sector
                             41-45 Rothschild Blvd.
                             Tel Aviv, Israel
                             attn.: ______________
                             fax: 03-567-5699

     If to Company:          Level 8 Systems, Inc.
                             Dennis McKinnie
                             Senior Vice President
                             8000 Regency Parkway
                             Cary, N.C. 27511

     Each of the above addressees may change its address for purposes of this by giving to the other addressees notice of such new address in conformance with this paragraph.

14.  Applicable Law; Jurisdiction
     ----------------------------

     This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware. Any dispute arising under or in relation to this Warrant shall be resolved exclusively in the competent court in the State of Delaware, and each of the parties hereby submits irrevocably to the exclusive jurisdiction of such court.

15.  Entire Agreement
     ----------------

     This Warrant constitutes the entire agreement between the parties hereto with regard to the subject matters hereof, and supercedes any prior communications, agreements and/or understandings between the parties hereto with regard to the subject matters hereof.

     Dated:  December 28, 2000


     LEVEL 8 SYSTEMS, INC.

     By:     ________________________

     Title:  ________________________

                              NOTICE OF EXERCISE


To:

1. The undersigned hereby elects to purchase _________ shares of Common Shares of ____________, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

2. In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

3. Please issue a certificate representing said shares of Common Shares in the name of the undersigned.

4. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.



______________________                  _________________________
(Date)                                  (Print Name)


                                        _________________________
                                        (Signature)